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                                                          November 1, 1996


     Reference  is   made  to  that   certain  promissory note of TTR INC.,
dated ___________, 1994 made payable to the undersigned (the "Note"), which Note is to become due on __________________, 1996 (the "Maturity Date").

     The Undersigned hereby agrees that, notwithstanding the terms of the Note, the Maturity Date of the Note is hereby extended to March 31, 1997, whereupon the principal and accrued interest on the Note, as provided for therein, shall become due and payable. Except as amended herein, each and every other term of the Note shall remain in full force and effect.


__________________________                     _____________________________
Date                                           Name


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